Impairment testing of non-financial assets	12 Months Ended
Jun. 30, 2024
Impairment testing of non-financial assets [Abstract]
Impairment testing of non-financial assets	Impairment testing of non-financial assets
Accounting policy
The carrying amount of the Group’s non-financial assets are reviewed at each reporting date to assess whether there is an indication of impairment. This indication may be due to internal factors arising from the operational efficiency of the assets or external factors due to the macroeconomic scenario and the behavior of the commodity prices and the U.S. dollar. If there is such indication, the recoverable amount of the asset is estimated. The recoverable amount of an asset is defined as the higher of the fair value of the asset and the value in use of its CGU, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets.
When the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and a provision for impairment is recognized to adjust the carrying amount to its recoverable amount. In assessing value in use, the estimated future cash flow is discounted to present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.
Impairment losses are recognized in the statements of profit or loss in expense categories consistent with the function of the impaired asset, when applicable. A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine the asset’s recoverable amount since the last impairment loss was recognized, except in the case of goodwill that cannot be reversed in future periods.
The Group assessed its business segments by grouping the assets of each region into independent cash-generating units (“CGUs”), which represent the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets.
Critical accounting estimates and judgments
The Group determines its cash flows based on the budgets approved by its management, which use the following assumptions: (i) revenue growth rate (ii) operating margin; and (iii) discount rates that reflect specific risks of each CGU. These assumptions are subject to risks and uncertainties such as future market or economic conditions and those related to sales of each CGUs. Therefore, it is possible that changes in circumstances may alter these projections, which may affect the recoverable amount of the assets.
Business segments are composed by certain CGUs as follows:

Segment	Identified CGUs
Latam Ag Retail	Colombia CGU
Brazil Ag Retail	North CGU, East CGU, South CGU
Crop Care	Biological products and special fertilizers CGU
Goodwill arising from business combinations are allocated to the CGUs that benefited from the acquisition and are tested for impairment at that level.
The Group consistently monitors whether new CGUs are identified, and whether they are justifiable.
Value in use calculation in the impairment test
The value in use calculation is based on a DCF (Discounted Cash Flow) model. The cash flows are derived from the budget for the next five years and do not include restructuring activities that the Group is not yet committed to or significant future investments that will enhance the performance of the assets of the CGU being tested. The recoverable amount is sensitive to the discount rate used for the DCF model as well as the expected future cash-inflows and the growth rate used for extrapolation purposes. These estimates are the most relevant for the impairment test of goodwill recognized by the Group.
The recoverable amount of the Group’s CGUs has been determined based on a value in use calculation using cash flow projections from financial budgets approved by Board of Officers, covering a period of five years.
The main assumptions used in the impairment test are as follows:

Cash-generating unit	Revenue growth rate	Inputs Operating margin average	Pre Tax discount rate	Recoverable amount
Colombia CGU	7.90%	17.10%	22.00%	401,273
North CGU	12.70%	16.80%	16.40%	792,345
East CGU	12.70%	18.60%	15.90%	182,428
South CGU	12.70%	19.00%	16.30%	128,214
Biological products and special fertilizers CGU	14.30%	44.60%	18.50%	682,016
The Group carried out a sensitivity analysis of the impairment test considering the following independent scenarios of key assumptions deterioration, as follows: (i) an increase of 200 basis points in the pre-tax discount rate; and (ii) a decrease of 500 points in the net revenue and its impacts on the free cash flow over the five-year forecasted period. The sensitivity analysis results did not indicate an impairment loss on the CGUs carrying amounts.
As a result of this analysis, the Group did not record any impairment loss. As the value in use of these assets is significantly higher than their carrying amount, there was no reasonably possible change in a key assumption that would trigger any impairment recognition.